UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2011

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-159738) filed by Wells Fargo & Company with the Securities and Exchange Commission and the issuance by Wells Fargo & Company of the Notes (as defined below) under such Registration Statement. On March 7, 2011, Wells Fargo & Company issued the following Medium-Term Notes, Series K: (i) Notes linked to the Russell 2000® Index due September 9, 2013, (ii) Notes linked to the iShares® MSCI Emerging Markets Index Fund due September 8, 2014, (iii) Notes linked to the iShares® Dow Jones U.S. Real Estate Index Fund due March 7, 2014, (iv) Notes linked to a Global ETF Basket due March 6, 2015, (v) Notes linked to the S&P 500® Index due March 7, 2017, (vi) Notes linked to 3 Month LIBOR due March 7, 2016, (vii) Notes linked to a Global ETF Basket due December 8, 2014 and (viii) Notes linked to 3 Month LIBOR due March 7, 2021 (collectively, the “Notes”).

Supplemental Exhibit 5 opinions are also filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-159736) and the Registration Statement on Form S-3 (File No. 333-159738). Two of such Exhibit 5 opinions (Exhibits 5.2 and 5.3) supplement the Exhibit 5 opinions filed by Wells Fargo & Company in connection with the filing of each of the Registration Statements. The third Exhibit 5 opinion (Exhibit 5.3) supplements certain Exhibit 5 opinions filed in connection with takedowns under each of the Registration Statements.

The purpose of this Current Report is to file with the Securities and Exchange Commission (i) the form of Note related to each issuance of Notes, the opinion of Faegre & Benson LLP regarding the Notes and the opinion of Sullivan & Cromwell, Wells Fargo & Company’s special tax counsel, regarding the Notes listed in Items (i) – (iv) and (vi) – (viii) above and (ii) the supplemental Exhibit 5 opinions referred to in the immediately preceding paragraph.

(d)	Exhibits

4.1	Form of Medium-Term Notes, Series K, Notes linked to the Russell 2000® Index due September 9, 2013.

4.2	Form of Medium-Term Notes, Series K, Notes linked to the iShares® MSCI Emerging Markets Index Fund due September 8, 2014.

4.3	Form of Medium-Term Notes, Series K, Notes linked to the iShares® Dow Jones U.S. Real Estate Index Fund due March 7, 2014.

4.4	Form of Medium-Term Notes, Series K, Notes linked to a Global ETF Basket due March 6, 2015.

4.5	Form of Medium-Term Notes, Series K, Notes linked to the S&P 500® Index due March 7, 2017.

4.6	Form of Medium-Term Notes, Series K, Notes linked to 3 Month LIBOR due March 7, 2016.

4.7	Form of Medium-Term Notes, Series K, Notes linked to a Global ETF Basket due December 8, 2014.

4.8	Form of Medium-Term Notes, Series K, Notes linked to 3 Month LIBOR due March 7, 2021.

5.1	Opinion of Faegre & Benson LLP related to the Notes.

5.2	Opinion of Faegre & Benson LLP with respect to the Registration Statement on Form S-3 (File No. 333-159736).

5.3	Opinion of Faegre & Benson LLP with respect to the Registration Statement on Form S-3 (File No. 333-159738).

5.4	Opinion of Faegre & Benson LLP related to certain takedowns under the Registration Statement on Form S-3 (File No. 333-159736) and the Registration Statement on Form S-3 (File No. 333-159738).

8.1	Opinion of Sullivan & Cromwell, LLP related to the Notes listed in Items (i) – (iv) and (vi) – (viii) above.

23.1	Consent of Faegre & Benson LLP (included as part of Exhibit 5.1).

23.2	Consent of Faegre & Benson LLP (included as part of Exhibit 5.2).

23.3	Consent of Faegre & Benson LLP (included as part of Exhibit 5.3).

23.4	Consent of Faegre & Benson LLP (included as part of Exhibit 5.4).

23.5	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: March 7, 2011	/s/ Paul R. Ackerman
Paul R. Ackerman
Executive Vice President and Treasurer

[Form 8-K]

Index to Exhibits

Exhibit No.	Description	Method of Filing

4.1	Form of Medium-Term Notes, Series K, Notes linked to the Russell 2000® Index due September 9, 2013.	Electronic Transmission

4.2	Form of Medium-Term Notes, Series K, Notes linked to the iShares® MSCI Emerging Markets Index Fund due September 8, 2014.	Electronic Transmission

4.3	Form of Medium-Term Notes, Series K, Notes linked to the iShares® Dow Jones U.S. Real Estate Index Fund due March 7, 2014.	Electronic Transmission

4.4	Form of Medium-Term Notes, Series K, Notes linked to a Global ETF Basket due March 6, 2015.	Electronic Transmission

4.5	Form of Medium-Term Notes, Series K, Notes linked to the S&P 500® Index due March 7, 2017.	Electronic Transmission

4.6	Form of Medium-Term Notes, Series K, Notes linked to 3 Month LIBOR due March 7, 2016.	Electronic Transmission

4.7	Form of Medium-Term Notes, Series K, Notes linked to a Global ETF Basket due December 8, 2014.	Electronic Transmission

4.8	Form of Medium-Term Notes, Series K, Notes linked to 3 Month LIBOR due March 7, 2021.	Electronic Transmission

5.1	Opinion of Faegre & Benson LLP related to the Notes.	Electronic Transmission

5.2	Opinion of Faegre & Benson LLP with respect to the Registration Statement on Form S-3 (File No. 333-159736).	Electronic Transmission

5.3	Opinion of Faegre & Benson LLP with respect to the Registration Statement on Form S-3 (File No. 333-159738).	Electronic Transmission

5.4	Opinion of Faegre & Benson LLP related to certain takedowns under the Registration Statement on Form S-3 (File No. 333-159736) and the Registration Statement on Form S-3 (File No. 333-159738).	Electronic Transmission

8.1	Opinion of Sullivan & Cromwell, LLP related to the Notes listed in Items (i) – (iv) and (vi) – (viii) above.	Electronic Transmission

23.1	Consent of Faegre & Benson LLP (included as part of Exhibit 5.1).

23.2	Consent of Faegre & Benson LLP (included as part of Exhibit 5.2).

23.3	Consent of Faegre & Benson LLP (included as part of Exhibit 5.3).

23.4	Consent of Faegre & Benson LLP (included as part of Exhibit 5.4).

23.5	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 8.1).